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                                                       CIT RV TRUST 1998-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                          Due Period                      11/30/98
                                                                                          Determination Date               1/12/99
                                                                                          Distribution Date                1/15/99



  I.  All Payments on the Contracts                                                                                   11,402,552.24
 II.  All Liquidation Proceeds on the Contracts with respect to Principal                                                116,954.42
III.  Repurchased Contracts                                                                                                    0.00
 IV.  Investment Earnings on Collection Account                                                                                0.00
  V.  Servicer Monthly Advances                                                                                          307,990.23
 VI.  Reimbursement of prior monthly Servicer Advances                                                                  -200,254.60
VII.  Incorrect Deposits                                                                                                       0.00

Total available amount in Collection Account                                                                         $11,627,242.29
                                                                                                                 ==================

Draws from the Reserve Account                                                                                                $0.00

Total Distribution                                                                                                   $11,627,242.29


DISTRIBUTION AMOUNTS                                                       Cost per $1000
--------------------------------------                                   -------------------

1.  (a)  Class A-1 Note Interest Distribution                                                          315,104.25
    (b)  Class A-1 Note Principal Distribution                                                       8,828,325.41
             Aggregate Class A-1 Note Distribution                         82.37324018                                 9,143,429.66

2.  (a)  Class A-2 Note Interest Distribution                                                          463,733.33
    (b)  Class A-2 Note Principal Distribution                                                               0.00
            Aggregate Class A-2 Note Distribution                           4.93333330                                   463,733.33

3.  (a)  Class A-3 Note Interest Distribution                                                          269,550.00
    (b)  Class A-3 Note Principal Distribution                                                               0.00
            Aggregate Class A-3 Note Distribution                           4.99166667                                   269,550.00

4.  (a)  Class A-4 Note Interest Distribution                                                          406,000.00
    (b)  Class A-4 Note Principal Distribution                                                               0.00
           Aggregate Class A-4 Note Distribution                            5.07500000                                   406,000.00

5.  (a)  Class A-5 Note Interest Distribution                                                          188,700.00
    (b)  Class A-5 Note Principal Distribution                                                               0.00
            Aggregate Class A-5 Note Distribution                           5.10000000                                   188,700.00

7.  (a)  Class B Note Interest Distribution                                                             94,350.00
    (b)  Class B Note Principal Distribution                                                                 0.00
            Aggregate Class B Note Distribution                             5.24166667                                    94,350.00

8.  (a)  Certificate Interest Distribution                                                              33,839.83
    (b)  Certificate Principal Distribution                                                                  0.00
            Aggregate  Certificate Distribution                             5.58333340                                    33,839.83

9.  Servicer Payment
    (a)  Servicing Fee                                                                                 147,466.41

               Total Servicer Payment                                                                                    147,466.41

10.  Deposits to the Reserve Account                                                                                     880,173.06

Total Distribution                                                                                                   $11,627,242.29
                                                                                                                 ==================

11.  Distribution from the Reserve Account
       (a)  Draws deposited to the Note Distribution Account                                                 0.00
       (b)  Draws deposited to the Certificate distribution Account                                          0.00
       (c)  Distribution to Lender                                                                     908,712.16
       (d)  Distribution to Affiliated Owner                                                           202,614.56

Total Distribution from the Reserve Account                                                                            1,111,326.72

              INTEREST
--------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @      5.830%                                                           315,104.25
        (b) Class A-2 Notes    @      5.920%                                                           463,733.33
        (c) Class A-3 Notes    @      5.990%                                                           269,550.00
        (d) Class A-4 Notes    @      6.090%                                                           406,000.00
        (e) Class A-5 Notes    @      6.120%                                                           188,700.00

                     Aggregate Interest on Class A Notes                                                               1,643,087.58

        (f) Class B Notes @           6.290%                                                                              94,350.00
        (g) Certificate @             6.700%                                                                              33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class B Notes                                                                                    0.00

        (g) Certificate                                                                                      0.00


3.   Total Distribution of Interest                                        Cost per $1000
                                                                        -------------------
        (a) Class A-1 Notes                                                 2.83877703                 315,104.25
        (b) Class A-2 Notes                                                 4.93333330                 463,733.33
        (c) Class A-3 Notes                                                 4.99166667                 269,550.00
        (d) Class A-4 Notes                                                 5.07500000                 406,000.00
        (e) Class A-5 Notes                                                 5.10000000                 188,700.00

                     Total Aggregate Interest on Class A Notes                                                         1,643,087.58

        (f) Class B Notes                                                   5.24166667                                    94,350.00

        (g) Certificate                                                     5.58333340                                    33,839.83

              PRINCIPAL
--------------------------------------

                                                                        No. of Contracts
                                                                      -------------------
1.   Amount of Stated Principal Collected                                                           1,946,297.17
2.   Amount of Principal Prepayment Collected                                  178                  6,691,155.16
3.   Amount of Liquidated Contract                                               4                    190,873.08
4.   Amount of Repurchased Contract                                              0                          0.00

       Total Formula Principal Distribution Amount                                                                     8,828,325.41

5.   Principal Balance before giving effect to Principal Distribution                                Pool Factor
                                                                                                     -----------
        (a) Class A-1 Notes                                                                           0.5843109       64,858,507.96
        (b) Class A-2 Notes                                                                           1.0000000       94,000,000.00
        (c) Class A-3 Notes                                                                           1.0000000       54,000,000.00
        (d) Class A-4 Notes                                                                           1.0000000       80,000,000.00
        (e) Class A-5 Notes                                                                           1.0000000       37,000,000.00
        (f) Class B Notes                                                                             1.0000000       18,000,000.00

        (g) Certificate                                                                               1.0000000        6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class B Notes                                                                                                      0.00

        (g) Certificate                                                                                                        0.00


7.   Principal Distribution                                               Cost per $1000
                                                                        -------------------
        (a) Class A-1 Notes                                                79.53446315                                 8,828,325.41
        (b) Class A-2 Notes                                                 0.00000000                                         0.00
        (c) Class A-3 Notes                                                 0.00000000                                         0.00
        (d) Class A-4 Notes                                                 0.00000000                                         0.00
        (e) Class A-5 Notes                                                 0.00000000                                         0.00
        (f) Class B Notes                                                   0.00000000                                         0.00

        (g) Certificate                                                     0.00000000                                         0.00

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8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.5047764            56,030,182.55
        (b) Class A-2 Notes                                                                      1.0000000            94,000,000.00
        (c) Class A-3 Notes                                                                      1.0000000            54,000,000.00
        (d) Class A-4 Notes                                                                      1.0000000            80,000,000.00
        (e) Class A-5 Notes                                                                      1.0000000            37,000,000.00
        (f) Class B Notes                                                                        1.0000000            18,000,000.00

        (g) Certificate                                                                          1.0000000             6,060,865.00



              POOL DATA
--------------------------------------
                                                                                                  Aggregate
                                                                         No. of Contracts       Pool Balance
                                                                         ---------------      --------------
1.   Pool Stated Principal Balance as of          12/31/98                   10,146           345,091,048.36

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------
              (a) 31-59 Days                                                    124             2,722,821.39              0.789%
              (b) 60-89 Days                                                     46             1,677,095.10              0.486%
              (c) 90-119 Days                                                    29               951,958.54              0.276%
              (d) 120 Days +                                                     71             2,188,538.40              0.634%

3.   Contracts Repossessed during the Due Period                                  0                     0.00

4.   Current Repossession Inventory                                               1                 9,218.73

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                           4               190,873.08
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                116,954.42
                                                                                         -------------------
       Total  Net Liquidation Losses for the related Due Period                                                           73,918.66

7.   Cumulative Net Losses on all Liquidated Receivables                          5                                       92,327.97

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.693%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               162.714

10.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                     173.447

          TRIGGER ANALYSIS
--------------------------------------

1.  (a)  Average Delinquency Rate                                  1.0782%
     (b)  Maximum Average Delinquency Rate                         1.2500%
     (c)  Delinquency Rate Trigger in effect ?                                   NO

2.  (a)  Cumulative Net Loss Rate                                  0.0231%
     (b)  Maximum Cumulative Net Loss Rate                         0.3200%
     (c)  Net Loss Rate Trigger in effect                                        NO

            MISCELLANEOUS
--------------------------------------

1.   Monthly Servicing Fees                                                                                              147,466.41

2.   Servicer Advances                                                                                                   307,990.23

3.   (a)  Opening Balance of the Reserve Account                                                                       7,963,185.89
      (b)  Deposits to the Reserve Account                                                          880,173.06
      (c)  Investment Earnings in the Reserve Account                                                32,516.34
      (d)  Distribution from the Reserve Account                                                 -1,111,326.72
      (e)  Ending Balance of the Reserve Account                                                                       7,764,548.57

4.   Specified Reserve Account Balance                                                                                 7,764,548.57

5.  Available Reserve Amount                                                                             2.25%         7,764,548.57

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                                                                              4,231.03
                Principal                                                                           904,481.13
                      Total P&I                                                                                          908,712.16

      (b)  Beginning Loan Balance                                                                                        904,481.13
      (c)  Principal Payment                                                                                             904,481.13
      (d)  Ending Loan Balance                                                                                                 0.00

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